Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 14 – Subsequent Events

Management of the Company has performed a review of all events and transactions occurring after the consolidated balance sheet date to determine if there were any such events or transaction requiring adjustment to or disclosure in the accompanying consolidated financial statements, noting that no such events or transactions occurred other than the following items:

On January 13, 2023, the Company, under the terms of one of its note agreements, issued 2,600,000 shares of common stock of the Company at $0.05 per share for the conversion of $130,000 of notes payable.

On January 23, 2023, the Company, under the terms of one of its note agreements, issued 2,666,763 shares of common stock of the Company at $0.05 per share for the conversion of $133,338 of notes payable.

One February 9, 2023, the Company issued 27,898 shares of common stock of the Company valued at $40,694 to consultants for services.

On March 7, 2023, the Company acquired 100% of the issued and outstanding stock of Life Factor Research (“LFR”), a Wyoming corporation, in exchange for 2,4000,000 shares of common stock of the Company valued at $272,400.

On March 27, 2023, the Company and an institutional investor executed an investment agreement for up to $7,000,000 through a convertible promissory note, share purchase agreement and warrant agreement. Per the terms of the agreement, the Company was tendered an initial $1,000,000, with further disbursements to follow. The agreement has a 12% original issue discount and carries interest at 7% per annum. The Company has an open right of redemption at 125% of face value.